UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-10573

ALLIANCEBERNSTEIN NATIONAL MUNICIPAL INCOME FUND, INC.

(Exact name of registrant as specified in charter)
1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
AllianceBernstein L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  October 31, 2007

Date of reporting period:    April 30, 2007


ITEM 1.  REPORTS TO STOCKHOLDERS.


Alliance National Municipal Income Fund


Semi-Annual Report
April 30, 2007


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein(R) at
(800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


June 15, 2007

Semi-Annual Report

This report provides management's discussion of fund performance for Alliance National Municipal Income Fund (the "Fund") for the semi-annual reporting period ended April 30, 2007. The Fund is a closed-end fund that trades under the New York Stock Exchange symbol "AFB". Effective May 18, 2007, Alliance National Municipal Income Fund changed its name to AllianceBernstein National Municipal Income Fund. The Board of Directors approved the name change at the recommendation of AllianceBernstein L.P., the Fund's investment adviser, to brand the Fund with the same AllianceBernstein name used for other funds in the AllianceBernstein family of funds. As of the close of business on May 18, 2007, the Fund acquired all of the net assets and assumed the liabilities of ACM Municipal Securities Income Fund, pursuant to a plan of reorganization approved by the shareholders of ACM Municipal Securities Income Fund.

Investment Objective and Policies

This closed-end fund seeks to provide high current income exempt from regular federal income tax by investing substantially all of its net assets in municipal securities that pay interest that is exempt from federal income tax. The Fund will normally invest at least 80% of its net assets in municipal securities paying interest that is exempt from regular federal income tax. The Fund also normally will invest at least 75% of its assets in investment-grade municipal securities or unrated municipal securities considered to be of comparable quality. The Fund may invest up to 25% of its net assets in municipal bonds rated below investment grade and unrated municipal bonds considered to be of comparable quality as determined by the Fund's investment adviser. The Fund intends to invest primarily in municipal securities that pay interest that is not subject to the federal Alternative Minimum Tax ("AMT"), but may invest without limit in municipal securities paying interest that is subject to the federal AMT. For more information regarding the Fund's risks, please see "A Word About Risk" on page 3 and "Note G--Risks Involved in Investing in the Fund" of the Notes to Financial Statements on page 28.

Investment Results

The table on page 4 provides performance data for the Fund and its benchmark, the Lehman Brothers (LB) Municipal Index, for the six- and 12-month periods ended April 30, 2007.

The Fund underperformed its benchmark during the six-month reporting period ended April 30, 2007, and outperformed the benchmark during the 12-month period ended April 30, 2007. The Fund's relative underperformance during the six-month period under review was largely the result of security selection in the pre-refunded and industrial revenue bond sectors. Security selection in the hospital and special tax sectors was beneficial to performance.

In general, the Fund's leveraged structure did not aid performance relative to the benchmark over the six-month reporting period as both short- and long-term rates rose. Over the 12-month


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 1


period, however, long-term rates declined and short-term rates were nearly unchanged and, as a result, the Fund's leveraged structure benefited relative performance.

Market Review and Investment Strategy

Short-term rates rising more than long-term rates and a continued strong bid for lower-quality bonds drove municipal bond returns over the six-month reporting period. Consistent with the pattern in the U.S. Treasury market, in general, the shorter the municipal bond's maturity, the more its yield increased over the past six months. Yields for bonds maturing within 20 years rose by up to 0.15%; those maturing in 30 years rose only 0.03%.

The difference between long-term and short-term municipal bonds is near the lowest that it has been over the past 30 years. The average of this difference has been 230 basis points since the early 1970s and is a mere 43 basis points today. Issuers responded to low long-term interest rates by selling a record $104 billion in bonds during the first quarter of 2007--49% more than the same period in 2006.

Investors' demand for income continued to be a significant influence in the municipal market. High-yield municipal funds accounted for about 40% of the money invested in municipal mutual funds. Speculative-grade bonds were the best-performing sector as demand drove prices up, causing the LB Municipal High Yield Index to return 3.41%--over twice the 1.59% return of the LB Municipal Index which represents only the investment-grade portion of the municipal market.

One result of the continued strong performance of lower-rated bonds is that the extra yield for assuming credit risk is very small by historical standards. For example, the difference in yield between intermediate BBB-rated and AAA-rated insured municipal bonds stood at only 0.23% at quarter-end. A widening of just 0.05% would negate the income benefit of owning lower-rated bonds over a 12-month period.

The low levels of compensation for assuming credit risk or interest rate risk have been engendered, at least in part, by benign economic and inflation outlooks, as well as by the strongest municipal balance sheets in a very long time. It is impossible to know when investors will become more risk averse, or what the catalyst will be. However, with so little reward for taking risk, the Fund's Municipal Bond Investment Team found the best values in high-quality bonds and has focused new purchases on bonds maturing in 10-15 years rather than longer maturities which provide only marginally more income.


2 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Fund have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Alliance National Municipal Income Fund Shareholder Information

The Fund's NYSE trading symbol is "AFB." Weekly comparative net asset value
(NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds." For additional shareholder information regarding this Fund, please see page 42.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) Municipal Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index is a total return performance benchmark for the long-term, investment grade, tax-exempt bond market. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Among the risks of investing in the Fund are changes in the general level of interest rates or changes in bond credit quality ratings. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. Please note, as interest rates rise, existing bond prices fall and can cause the value of your investment in the Fund to decline. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. At the discretion of the Fund's Adviser, the Fund may invest up to 25% of its net assets in municipal bonds that are rated below investment grade (i.e., "junk bonds"). These securities involve greater volatility and risk than higher-quality fixed-income securities.

Leverage Risk - The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock, and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

(Historical Performance continued on next page)


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)

THE FUND VS. ITS BENCHMARK                                     Returns
PERIODS ENDED APRIL 30, 2007                            6 Months    12 Months
     Alliance National Municipal Income
       Fund (NAV)                                          1.49%        6.78%
     LB Municipal Index                                    1.59%        5.78%

The Fund's Market Price per share on April 30, 2007 was $15.48. The Fund's Net Asset Value Price per share on April 30, 2007 was $15.41. For additional Financial Highlights, please see page 34.


See Historical Performance and Benchmark disclosures on previous page.


4 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


PORTFOLIO SUMMARY
April 30, 2007 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $316.2

QUALITY RATING DISTRIBUTION*
[ ] 61.6%   AAA      [PIE CHART OMITTED]
[ ] 12.6%   AA
[ ]  9.8%   A
[ ] 10.3%   BBB
[ ]  5.5%   BB
[ ]  0.2%   B


* All data are as of April 30, 2007. The Fund's quality rating distribution is expressed as a percentage of the Fund's total investments rated in particular ratings categories by Standard & Poor's Rating Services and Moody's Investors Service. The distributions may vary over time. If ratings are not available, the Fund's Adviser will assign ratings that are considered to be of equivalent quality to such ratings.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 5


PORTFOLIO OF INVESTMENTS
April 30, 2007 (unaudited)

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
MUNICIPAL OBLIGATIONS-160.1%

Long-Term Municipal Bonds-160.1%
Alabama-6.1%
Huntsville Hlth Care Auth
  (Huntsville Hosp Sys)
  Ser 02B (Prerefunded)
  5.75%, 6/01/32                                    $   6,000      $  6,590,880
Jefferson Cnty Ltd Oblig Sch Warrants
  Ser 04A
  5.25%, 1/01/23                                        1,275         1,352,010
Jefferson Cnty Swr Rev
  FGIC Ser 99A (Prerefunded)
  5.375%, 2/01/36                                       2,905         3,015,042
Marshall Cnty Hlth Care Auth
  (Marshall Cnty Med Ctr)
  Ser 02A
  5.75%, 1/01/32                                        2,500         2,634,050
  Ser 02D
  5.75%, 1/01/32                                        3,000         3,154,440
Montgomery Spl Care Facs Fin Auth
  (Baptist Health)
  Ser 04C
  5.125%, 11/15/24 (Prerefunded)                        1,500         1,549,635
  5.25%, 11/15/29                                         810           885,192
                                                                   ------------
                                                                     19,181,249
Alaska-1.8%
Alaska Intl Arpt Rev
  MBIA Ser 03B
  5.00%, 10/01/26                                       1,000         1,045,660
Alaska Mun Bd Bk Auth
  MBIA Ser 04G
  5.00%, 2/15/24(a)                                     1,345         1,412,721
Anchorage Waste Wtr Rev
  MBIA Ser 04
  5.125%, 5/01/29                                         750           794,932
Four Dam Pool Elec Rev
  Ser 04
  5.00%, 7/01/24                                        1,035         1,072,736
  5.25%, 7/01/26                                        1,385         1,441,882
                                                                   ------------
                                                                      5,767,931
Arkansas-1.2%
Arkansas Dev Fin Auth SFMR
  (Mtg Rev)
  GNMA/ FNMA Ser 02A
  5.30%, 7/01/34                                        3,790         3,885,698


6 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Portfolio of Investments

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
California-8.4%
California GO
  Ser 02
  5.25%, 4/01/30                                   $    1,000     $   1,057,030
  Ser 04
  5.25%, 4/01/29                                        2,000         2,155,840
Chula Vista IDR
  (San Diego Gas)
  Ser 96A
  5.30%, 7/01/21                                        4,000         4,275,600
Coachella Valley Uni Sch Dist
  MBIA Ser 03
  5.00%, 9/01/31                                        1,000         1,043,430
Hartnell Comm College
  MBIA Ser 03Af (Prerefunded)
  5.00%, 8/01/27                                        1,155         1,243,311
La Quinta Fin Auth Loc Agy
  AMBAC Ser 04A
  5.25%, 9/01/24                                        2,000         2,152,060
Los Angeles Cmty Redev Agy
  Ser 04L
  5.00%, 3/01/18                                        1,715         1,744,344
Los Angeles Regl Arpts
  (Laxfuel Corp) AMT
  AMBAC Ser 01
  5.50%, 1/01/32                                        9,500         9,947,640
San Rafael Elem Sch Dist
  FSA Ser 03A
  5.00%, 8/01/28                                        2,820         2,934,464
                                                                   ------------
                                                                     26,553,719
Colorado-5.4%
Avon Hsg Auth MFHR
  (Buffalo Ridge II Proj) AMT
  GNMA Ser 02A
  5.70%, 10/20/43                                       4,950         5,144,931
Colorado Ed & Cult Facs Auth
  (Knowledge Quest Charter Sch)
  Ser 05
  6.50%, 5/01/36                                          500           517,290
Colorado Hlth Facs Auth
  (Evangelical Lutheran Proj)
  5.25%, 6/01/23                                        1,725         1,825,757
Colorado Hlth Facs Auth
  (Parkview Med Ctr)
  Ser 04
  5.00%, 9/01/25                                        1,800         1,841,004



ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 7


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Denver City & Cnty MFHR
  (Clyburn Stapleton Proj) AMT
  GNMA Ser 02
  5.50%, 12/20/43                                   $   2,155      $  2,210,922
Northwest Metro Dist No. 3 GO
  6.125%, 12/01/25                                        500           530,405
Park Creek Metro Dist Rev Ltd
  (Ref-Sr-Ltd Tax Ppty Tax)
  Ser 05
  5.25%, 12/01/25                                       1,840         1,925,100
  5.50%, 12/01/30                                         890           936,404
Todd Creek Farms Metro Dist No 1
  6.125%, 12/01/22                                      1,390         1,423,249
Todd Creek Farms Metro Dist No 1 Wtr Rev
  (Ref & Impt)
  Ser 04
  6.125%, 12/01/19                                        780           821,629
                                                                   ------------
                                                                     17,176,691
District Of Columbia-4.0%
District of Columbia Spl Tax Rev
  (Gallery Place Proj)
  FSA Ser 02
  5.40%, 7/01/31                                        3,500         3,714,515
District of Columbia Conv Ctr
  AMBAC
  5.00%, 10/01/26                                       8,500         8,976,425
                                                                   ------------
                                                                     12,690,940
Florida-16.4%
Beacon Tradeport CDD
  Ser 02B
  7.25%, 5/01/33                                        5,550         5,945,437
Brevard Cnty HFA SFMR
  (Mtg Rev) AMT
  GNMA Ser 02C
  5.40%, 3/01/33                                          760           773,992
Collier Cnty CFD
  (Fiddler's Creek)
  Ser 02A
  6.875%, 5/01/33                                       2,950         3,114,109
  Ser 02B
  6.625%, 5/01/33                                       2,215         2,315,340
Dade Cnty Arpt Rev
  (Miami Int'l Arpt) AMT
  FGIC Ser 02
  5.375%, 10/01/32                                      6,040         6,335,416
Florida Ed & Athletic Fac
  (FSU Finl Assist)
  AMBAC Ser 02
  5.00%, 10/01/31                                       5,000         5,199,000


8 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Portfolio of Investments

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Florida Hsg Fin Corp MFHR
  (Westminster Apts) AMT
  FSA Ser 02E-1
  5.40%, 4/01/42                                   $    3,000       $ 3,089,670
Hamal CDD
  (Hamal)
  Ser 01 (Prerefunded)
  6.75%, 5/01/31                                        2,460         2,753,601
Lee Cnty Arpt Rev
  (Southwest Fl Intl) AMT
  FSA Ser 00A
  5.75%, 10/01/22-10/01/25                              9,500        10,080,065
Lee Cnty Hlth Facs Auth Rev
  (Shell Point)
  Ser 99A (Prerefunded)
  5.50%, 11/15/29                                       2,500         2,623,800
Miami Beach Hlth Facs Auth Hosp Rev
  (Mount Sinai Med Ctr)
  Ser 04
  6.75%, 11/15/24                                       2,000         2,274,300
Midtown Miami CDD
  Ser 04A
  6.00%, 5/01/24                                        2,500         2,701,050
Miromar Lakes CDD
  Ser 00A
  7.25%, 5/01/12                                        1,335         1,399,828
Orange Cnty Hospital Rev
  (Orlando Regional)
  Ser 02 (Prerefunded)
  5.75%, 12/01/32                                       1,400         1,543,402
Pinellas Cnty HFA SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA Ser 02A
  5.40%, 3/01/32                                          770           787,648
Village CDD
  Ser 03A
  6.00%, 5/01/22                                          815           873,476
                                                                   ------------
                                                                     51,810,134
Georgia-2.2%
Cartersville Dev Auth AMT
  (Anheuser Busch Proj)
  Ser 02
  5.95%, 2/01/32                                        2,510         2,699,229
Georgia HFA SFMR
  (Mtg Rev) AMT
  Ser 02A-02
  5.60%, 12/01/32                                       4,235         4,353,326
                                                                   ------------
                                                                      7,052,555



ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 9


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Hawaii-0.7%
Hawaii State Dept of Budget & Fin Spl
  Purp Rev
  (Elec Co & Subsidiary Prog)
  XLCA Ser 03B
  5.00%, 12/01/22                                  $    2,000       $ 2,070,200
Illinois-21.4%
Bolingbrook Go
  FGIC Ser 02A (Prerefunded)
  5.375%, 1/01/38                                       5,000         5,353,100
Chicago Arpt Rev
  (O'Hare Int'l Arpt)
  XLCA Ser 03B-1
  5.25%, 1/01/34                                        1,760         1,866,304
Chicago Arpt Rev
  (O'Hare Int'l Arpt) AMT
  MBIA
  5.375%, 1/01/32                                      15,000        15,628,650
Chicago GO (Prerefunded)
  FGIC Ser 00C
  5.50%, 1/01/40                                        9,135         9,707,764
Chicago GO Unrefunded
  FGIC Ser 00C
  5.50%, 1/01/40                                        5,450         5,741,575
Chicago Il Increment Allocation
  7.46%, 2/15/26                                        1,900         2,032,582
Chicago Parking Rev
  (Lakefront Millenium)
  MBIA Ser 98 (Prerefunded)
  5.125%, 1/01/28(b)                                    8,600         8,961,372
Chicago Sales Tax Rev
  FGIC Ser 98
  5.25%, 1/01/28                                        5,710         5,906,196
Cook Cnty Sch Dist
  FSA Ser 04
  5.00%, 12/01/20(c)                                    1,000         1,031,880
Gilberts Special Service Area No 15 Spl Tax
  (Gilberts Town Ctr Proj)
  Ser 03
  6.00%, 3/01/28                                        2,766         2,828,982
Hampshire Il Spl Svc Area 14
  5.80%, 3/01/26                                        1,845         1,884,926
Illinois Fin Auth Rev
  (Illinois Inst of Technology)
  Ser 06A
  5.00%, 4/01/31                                          885           901,532
Met Pier & Expo Auth
  (McCormick Place)
  MBIA Ser 02A
  5.25%, 6/15/42                                        3,750         3,966,825



10 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Portfolio of Investments

                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Village of Manhattan
  (No 04-1 Brookstone Springs Proj)
  Ser 05
  5.875%, 3/01/28                                   $   1,875     $   1,941,731
                                                                  -------------
                                                                     67,753,419
Indiana-5.1%
Hendricks Cnty Ind Bldg Facs Corp
  (First Mtg)
  Ser 04
  5.50%, 7/15/22                                        1,105         1,204,085
Indiana HFA SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA Ser 02
  5.55%, 7/01/32                                        2,030         2,086,800
Indiana Dev Fin Auth
  (Exempt Facs Inland Steel)
  Ser 97
  5.75%, 10/01/11                                       2,060         2,106,226
Indianapolis Pub Impt Bd
  MBIA Ser 2A (Prerefunded)
  5.25%, 7/01/33                                       10,000        10,716,800
                                                                  -------------
                                                                     16,113,911
Iowa-0.2%
Coralville Urban Rev Tax Incr
  5.00%, 6/01/18(d)                                       160           166,288
Iowa Fin Auth SFMR
  (Mtg Rev) AMT
  GNMA/ FNMA Ser 02
  5.40%, 7/01/32                                          430           438,462
                                                                   ------------
                                                                        604,750
Louisiana-2.9%
Calcasieu Parish SFMR
  (Mtg Rev)
  GNMA/ FNMA Ser 02A
  6.05%, 4/01/33(e)                                       350           371,679
Ernest N Morial-New Orleans
  (Exhibit Hall Auth Spl Tax)
  AMBAC Ser A
  5.25%, 7/15/16-7/15/17                                2,835         3,043,221
Louisiana HFA SFMR
  (Mtg Rev) Amt
  GNMA/ FNMA Ser 02C
  5.60%, 6/01/33(e)                                     1,290         1,300,746
New Orleans GO
  MBIA Ser 05
  5.00%, 12/01/29                                       2,700         2,834,298
New Orleans Ltd. Tax
  MBIA
  5.00%, 3/01/18                                        1,625         1,727,586
                                                                   ------------
                                                                      9,277,530


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 11


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Massachusetts-3.1%
Massachusetts GO
  (Prerefunded)
  Ser 02C
  5.25%, 11/01/30                                  $    5,000       $ 5,369,300
Massachusetts Hlth & Ed Fac Hosp Rev
  (Berkshire Hlth Sys)
  RADIAN Ser 01E
  5.70%, 10/01/25                                       2,000         2,157,180
Massachusetts Hlth & Ed Fac Hosp Rev
  (Cape Cod Healthcare)
  RADIAN Ser 01C
  5.25%, 11/15/31                                       2,100         2,207,520
                                                                   ------------
                                                                      9,734,000
Michigan-6.8%
Detroit Mi Swr Disp
  MBIA
  5.25%, 7/01/22                                        5,000         5,460,600
Detroit Tax Increment
  (Diamler/Chrysler Assembly Plant)
  Ser 98A
  5.50%, 5/01/21                                        1,615         1,623,253
Kent Hosp Fin Auth
  (Metropolitan Hospital Proj)
  Ser 05A
  5.75%, 7/01/25                                          770           824,762
Michigan State Hosp Fin Auth
  (Marquette Gen Hosp Oblig Grp)
  Ser 05A
  5.00%, 5/15/26                                        1,215         1,239,130
Michigan Strategic Fund
  (Detroit Edison) AMT
  XLCA Ser 02C
  5.45%, 12/15/32                                       5,000         5,317,300
Plymouth Ed Ctr Charter Sch Pub Sch
  Academy Rev Ref
  Ser 05
  5.125%, 11/01/23                                      2,140         2,154,445
Saginaw Hosp Fin Auth
  (Covenant Med Ctr)
  Ser 00F
  6.50%, 7/01/30                                        4,410         4,790,759
                                                                   ------------
                                                                     21,410,249
Minnesota-0.2%
St. Paul Hsg & Redev Auth Hosp Rev
  (Healtheast Proj)
  Ser 05
  6.00%, 11/15/25                                         500           554,020


12 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Missouri-0.6%
Missouri SFMR
  (Mortgage Rev) AMT
  GNMA/ FNMA Ser 02A-1
  5.58%, 9/01/32(e)                                  $  1,275      $  1,279,233
Riverside IDA
  (Riverside Horizons Proj)
  ACA
  5.00%, 5/01/27                                          420           435,385
                                                                   ------------
                                                                      1,714,618
Nevada-15.3%
Carson City Hosp Rev
  (Carson-Tahoe Hosp Proj)
  RADIAN Ser 03A
  5.00%, 9/01/23                                        2,600         2,667,860
Clark Cnty Arpt Rev
  FGIC Ser 01B (Prerefunded)
  5.25%, 7/01/34                                       11,920        12,625,902
Nevada Dept Bus & Ind
  (Las Vegas Monorail Proj)
  AMBAC Ser 00
  5.625%, 1/01/32                                      11,720        12,415,699
Reno Cap Improvement Rev
  FGIC Ser 02 (Prerefunded)
  5.375%, 6/01/32                                       4,710         5,069,750
Reno Cap Improvement Rev Unrefunded
  FGIC Ser 02
  5.375%, 6/01/32                                       2,790         2,963,315
Truckee Meadows Wtr Auth
  FSA Ser 01A (Prerefunded)
  5.25%, 7/01/34                                       12,000        12,710,640
                                                                   ------------
                                                                     48,453,166
New Hampshire-1.4%
New Hampshire Hlth & Ed Fac Hosp Rev
  (Covenant Med Ctr)
  Ser 02
  6.125%, 7/01/31                                       4,200         4,543,686
New Jersey-1.9%
Morris-Union Jointure Commn COP
  RADIAN Ser 04
  5.00%, 5/01/24                                        5,185         5,406,970
New Jersey Eco Dev Auth Rev
  (Sch Facs Constr)
  Ser 05
  5.25%, 3/01/25                                          500           536,410
                                                                   ------------
                                                                      5,943,380


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 13


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
New York-0.6%
New York City GO
  Ser 04G
  5.00%, 12/01/23                                    $  1,600      $  1,681,232
New York State HFA
  (Eco Dev & Hsg)
  FGIC Ser 05A
  5.00%, 9/15/25                                          300           317,157
                                                                   ------------
                                                                      1,998,389
North Carolina-0.7%
Charlotte NC Arpt Rev
  MBIA Ser 04A
  5.25%, 7/01/24                                        1,895         2,039,911
North Dakota-0.9%
North Dakota HFA SFMR
  (Mtg Rev) AMT
  Ser 02
  5.65%, 1/01/34                                        1,255         1,290,554
Ward Cnty ND Health Care Fac
  (Trinity Health)
  5.125%, 7/01/20                                       1,575         1,636,157
                                                                   ------------
                                                                      2,926,711
Ohio-3.4%
Cleveland Cuyahoga Port Auth
  Ser 01
  7.35%, 12/01/31                                       5,000         5,378,100
Fairfield Cnty Hosp Rev
  (Fairfield Med Ctr Proj)
  RADIAN Ser 03
  5.00%, 6/15/22-6/15/24                                3,955         4,063,669
Port Auth of Columbiana Cnty Swr
  (Apex Environmental LLC) AMT
  Ser 04A
  7.125%, 8/01/25                                       1,340         1,365,514
                                                                   ------------
                                                                     10,807,283
Oregon-1.1%
Forest Grove Rev
  (Ref & Campus Impt Pacific Proj A)
  RADIAN Ser 05A
  5.00%, 5/01/28                                        3,340         3,478,410
Pennsylvania-3.2%
Alleghany Cnty IDA
  5.00%, 9/01/21                                          500           509,715
Montgomery Cnty IDA
  (Whitemarsh Continuing Care Ret
  Comm)
  6.00%, 2/01/21                                          875           928,349


14 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pennsylvania Eco Dev Auth
  (30th St Station ) AMT
  ACA Ser 02
  5.875%, 6/01/33                                    $  2,050      $  2,210,289
Pennsylvania Trpk Transp Rev
  AMBAC Ser 01 (Prerefunded)
  5.00%, 7/15/41                                        2,000         2,117,320
Philadelphia Auth IDR
  (Leadership Learning Partners)
  Ser 05A
  5.25%, 7/01/24                                        1,150         1,158,579
Philadelphia Hosp Rev
  (Temple Univ Hosp)
  Ser 93A
  6.625%, 11/15/23                                      3,000         3,007,110
                                                                   ------------
                                                                      9,931,362
Puerto Rico-1.3%
Puerto Rico Comwlth GO
  (Pub Impt)
  5.25%, 7/01/23                                        2,050         2,200,880
  Ser 01A
  5.50%, 7/01/19                                        1,205         1,350,468
Puerto Rico Comwlth Govt Dev Bank
  (Sr Notes)
  Ser 06B
  5.00%, 12/01/15                                         500           533,370
                                                                   ------------
                                                                      4,084,718
Rhode Island-1.3%
Rhode Island Hlth & Ed Bldg Corp Rev
  (Times2 Academy)
  Ser 04
  5.00%, 12/15/24                                       4,100         4,214,800
South Carolina-1.9%
Dorchester Cnty Sch Dist No 2
  ASSURED GTY
  5.00%, 12/01/29                                         800           841,632
Newberry Investing In Childrens Ed
  (Newberry Cnty Sch Dist Proj)
  ASSURED GTY Ser 05
  5.00%, 12/01/27                                       3,890         4,069,290
  Ser 05
  5.00%, 12/01/30                                         385           394,155
Scago Edl Facs Corp For Sch
  RADIAN
  5.00%, 12/01/21                                         500           523,620
                                                                   ------------
                                                                      5,828,697


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 15


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Tennessee-1.1%
Johnson City Hlth & Ed Facs Hosp Rev
  (First Mtg-MTN Sts Hlth)
  Ser 06A
  5.50%, 7/01/31                                     $  1,500      $  1,601,055
Sullivan Cnty Health Edl
  5.00%, 9/01/22                                        1,760         1,814,138
                                                                   ------------
                                                                      3,415,193
Texas-24.1%
Bexar Cnty Hlth Fac Dev Corp Rev
  5.00%, 7/01/27                                          370           377,063
Bexar Cnty Hsg Fin Corp MFHR
  (Doral Club & Sutton House Apts)
  MBIA Ser 01A
  5.55%, 10/01/36                                      14,815        15,529,527
Burelson ISD GO
  5.00%, 8/01/24-8/01/27                                6,210         6,618,255
Dallas-Fort Worth Arpt Rev
  (Int'l Arpt)
  FGIC Ser 01
  5.50%, 11/01/35                                       6,500         6,812,975
Garza Cnty Pub Fac Corp
  5.50%, 10/01/19                                         610           657,659
Gulf Coast Waste Disp Auth
  (Anheuser-Busch Proj) AMT
  Ser 02
  5.90%, 4/01/36                                        9,000         9,626,940
Harris Cnty
  (Flood Ctl)
  Ser 03B
  5.00%, 10/01/23                                       2,600         2,723,188
Harris Cnty Toll Road Rev
  FSA Ser 02
  5.125%, 8/15/32                                       2,500         2,619,250
Hidalgo Cnty Hlth Svcs
  (Mission Hosp Inc Proj)
  Ser 05
  5.00%, 8/15/14-8/15/19                                  765           781,097
Houston
  (Northeast Wtr Purification Proj)
  FGIC Ser 02
  5.125%, 3/01/32                                       7,000         7,273,700
Lewisville Combination Contract
  (Spl Assmt Cap Impt Dist No 2)
  ACA Ser 05
  6.00%, 10/01/25                                         550           610,467
Matagorda Cnty Rev
  (Centerpoint Energy Houston Electric
  LLC)
  Ser 04
  5.60%, 3/01/27                                        1,000         1,059,170


16 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Richardson Hosp Auth Rev
  (Richardson Regional Med Ctr)
  FSA Ser 04
  5.875%, 12/01/24                                  $   2,310      $  2,495,839
  Ser 04
  6.00%, 12/01/19                                       1,830         1,994,499
San Antonio Arpt Rev AMT
  FGIC Ser 02A
  5.25%, 7/01/27                                        5,250         5,468,453
Seguin High Ed Fac Rev
  (Texas Lutheran University Proj)
  Ser 04
  5.25%, 9/01/33                                        1,250         1,280,438
Texas GO AMT
  Ser 02A
  5.50%, 8/01/41                                        9,470        10,075,512
                                                                   ------------
                                                                     76,004,032
Utah-0.8%
Davis Cnty Sales Tax Rev
  AMBAC Ser 03B
  5.25%, 10/01/23                                       1,000         1,066,710
Utah Hsg Corp MFHR
  (Bluffs Apts Proj) AMT
  GNMA Ser 02A
  5.60%, 7/20/30                                        1,480         1,556,886
                                                                   ------------
                                                                      2,623,596
Virginia-3.3%
Fauquier Cnty IDA Hosp Rev
  (Fauquier Hospital) Asset Gty
  RADIAN Ser 02
  5.25%, 10/01/31                                       8,500         8,968,860
Pocahontas Pkwy Assoc Toll Rd Rev
  (Cap Appreciation) Sr
  Ser 98B
  Zero Coupon, 8/15/15                                  2,250         1,476,810
                                                                   ------------
                                                                     10,445,670
Washington-4.2%
King Cnty Swr Rev
  FSA Ser 02A
  5.25%, 1/01/32                                        3,000         3,137,100
Twenty-Fifth Ave Pptys
  (University of Washington)
  MBIA Ser 02
  5.25%, 6/01/33                                        9,750        10,236,135
                                                                   ------------
                                                                     13,373,235


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 17


                                                    Principal
                                                       Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Wisconsin-7.1%
Wisconsin Hlth & Ed Fac Auth Rev
  (Bell Tower Residence Proj)
  Ser 05
  5.00%, 7/01/20-7/01/25                            $   1,485      $  1,527,885
Wisconsin Hlth & Ed Fac Hosp Rev
  (Ministry Hlth Care)
  MBIA Ser 02A
  5.25%, 2/15/32                                       13,615        14,351,572
Wisconsin Hsg Auth SFMR
  (Mtg Rev) AMT
  MBIA
  5.60%, 5/01/33                                        4,885         5,087,483
  Ser 02A
  5.50%, 9/01/32                                        1,590         1,595,326
                                                                   ------------
                                                                     22,562,266
Total Investments-160.1%
  (cost $479,435,957)                                               506,026,119
Other assets less liabilities-1.6%                                    5,154,130
Preferred Stock at redemption value-(61.7)%                        (195,000,000)
                                                                   ------------
Net Assets Applicable to
  Common Shareholders-100.0%(f)                                  $  316,180,249
                                                                   ------------


INTEREST RATE SWAP TRANSACTIONS (see Note D)

                                                Rate Type
                                       -----------------------------
                Notional                 Payments        Payments       Unrealized
    Swap         Amount   Termination     made by      received by     Appreciation/
Counterparty      (000)      Date      the Portfolio   the Portfolio   (Depreciation)
-------------------------------------------------------------------------------------
Citigroup        $6,500     11/10/26        3.884%           BMA         $  15,236
JPMorgan Chase   18,100     11/10/11          BMA           3.482%          42,082
Merrill Lynch       700      2/12/12        3.548%           BMA             3,276
Merrill Lynch     3,000      7/30/26        4.090%           BMA           (68,286)
Merrill Lynch     6,500      8/09/26        4.063%           BMA          (130,555)
Merrill Lynch     7,100     11/15/26        4.378%           BMA          (416,963)

(a) Position, or a portion thereof, has been segregated to collateralize interest rate swaps.

(b) Position, or a portion thereof, has been segregated to collateralize when issued securities.

(c) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.

(d)  When-Issued security.

(e)  Variable rate coupon, rate shown as of April 30, 2007.

(f) Portfolio percentages are calculated based on net assets applicable to common shareholders.


18 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Portfolio of Investments

Glossary:
ACA          - American Capital Access Financial Guaranty Corporation
AMBAC        - American Bond Assurance Corporation
AMT          - Alternative Minimum Tax (subject to)
ASSURED GTY  - Assured Guaranty
BMA          - Bond Market Association
CDD          - Community Development District
CFD          - Community Facilities District
COP          - Certificate of Participation
FGIC         - Financial Guaranty Insurance Company
FNMA         - Federal National Mortgage Association
FSA          - Financial Security Assurance Inc.
GNMA         - Government National Mortgage Association
GO           - General Obligation
HFA          - Housing Finance Authority
IDA          - Industrial Development Authority/Agency
IDR          - Industrial Development Revenue
MBIA         - Municipal Bond Investors Assurance
MFHR         - Multi-Family Housing Revenue
MTN          - Medium Term Note
RADIAN       - Radian Group, Inc.
SFMR         - Single Family Mortgage Revenue
SWR          - Solid Waste Revenue
XLCA         - XL Capital Assurance Inc.



See notes to financial statements.



ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 19


STATEMENT OF ASSETS & LIABILITIES
April 30, 2007 (unaudited)

Assets
Investments in securities, at value (cost $479,435,957)     $  506,026,119
Interest receivable                                              7,844,762
Unrealized appreciation of swap contracts                           60,594
                                                            --------------
Total assets                                                   513,931,475
                                                            --------------
Liabilities
Due to custodian                                                 1,203,335
Unrealized depreciation of swap contracts                          615,804
Payable for investment securities purchased                        600,269
Advisory fee payable                                               188,789
Dividends payable-preferred shares                                 113,423
Accrued expenses and other liabilities                              29,606
                                                            --------------
Total liabilities                                                2,751,226
                                                            --------------
Preferred Stock, at redemption value
   $.001 par value per share; 7,800 shares
   Auction Preferred Stock authorized, issued and
   outstanding at $25,000 per share liquidation
   preference                                                  195,000,000
                                                            --------------
Net Assets Applicable to Common Shareholders                $  316,180,249
                                                           ===============
Composition of Net Assets Applicable to
Common Shareholders
Common stock, $.001 par value per share;
   1,999,992,200 shares authorized,
   20,520,824 shares issued and outstanding                 $       20,521
Additional paid-in capital                                     291,039,321
Distributions in excess of net investment income                  (136,512)
Accumulated net realized loss on investment transactions          (778,033)
Net unrealized appreciation of investments                      26,034,952
                                                            --------------
Net Assets Applicable to Common Shareholders                $  316,180,249
                                                            ==============
Net Asset Value Applicable to Common Shareholders
   (based on 20,520,824 common shares outstanding)                  $15.41
                                                                    ======


See notes to financial statements.


20 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


STATEMENT OF OPERATIONS
Six Months Ended April 30, 2007 (unaudited)


Investment Income
Interest                                                     $ 13,033,094
Expenses
Advisory fee                                    $  1,544,989
Auction Preferred Stock-auction
   agent's fees                                      243,970
Custodian                                             97,610
Audit                                                 37,147
Legal                                                 30,584
Printing                                              24,549
Registration fees                                     17,989
Directors' fees and expenses                          17,000
Transfer agency                                        1,919
Miscellaneous                                         24,607
                                                  ----------
Total expenses                                     2,040,364
Less: expenses waived by the Adviser
  (see Note B)                                      (462,570)
                                                  ----------
Net expenses                                                    1,577,794
                                                               ----------
Net investment income                                          11,455,300
                                                               ----------
Realized and Unrealized Gain (Loss)
on Investment Transactions
Net realized gain (loss) on:
   Investment transactions                                        389,507
   Swap contracts                                                 (50,752)
Net change in unrealized
   appreciation/depreciation of:
   Investments                                                 (3,960,036)
   Swap contracts                                                 161,693
                                                               ----------
Net loss on investment transactions                            (3,459,588)
                                                               ----------
Dividends to Auction Preferred
Shareholders from
Net investment income                                          (3,490,514)
                                                               ----------
Net Increase in Net Assets Applicable
  to Common Shareholders Resulting
  from Operations                                            $  4,505,198
                                                             ============


See notes to financial statements.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 21


STATEMENT OF CHANGES IN NET ASSETS
APPLICABLE TO COMMON SHAREHOLDERS


                                                  Six Months
                                                    Ended          Year Ended
                                                April 30, 2007     October 31,
                                                 (unaudited)          2006
                                                ==============   ==============
Increase (Decrease) in Net Assets
Applicable to Common Shareholders
Resulting from Operations
Net investment income                           $   11,455,300   $   23,242,870
Net realized gain on investment
   transactions                                        338,755          695,847
Net change in unrealized
   appreciation/depreciation
   of investments                                   (3,798,343)       7,253,095
Dividends to Auction Preferred
Shareholders from
Net investment income                               (3,490,514)      (6,461,943)
                                                --------------   --------------
Net increase in net assets applicable
   to Common Shareholders resulting
   from operations                                   4,505,198       24,729,869
Dividends to Common
Shareholders from
Net investment income                               (8,124,329)     (20,407,776)
Common Stock Transactions
Reinvestment of dividends resulting in
  the issuance of Common Stock                          92,993          668,163
                                                --------------   --------------
Total increase (decrease)                           (3,526,138)       4,990,256
Net Assets Applicable to
Common Shareholders
Beginning of period                                319,706,387      314,716,131
                                                --------------   --------------
End of period (including
  undistributed/(distributions
  in excess of) net investment
  income of $136,512 and
  $23,031, respectively)                        $  316,180,249   $  319,706,387
                                                ==============   ==============


See notes to financial statements.


22 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


NOTES TO FINANCIAL STATEMENTS
April 30, 2007 (unaudited)

NOTE A
Significant Accounting Policies

Alliance National Municipal Income Fund, Inc. (the "Fund") was incorporated in the state of Maryland on November 9, 2001 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates.The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the "Adviser") may establish proce-


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 23


dures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes original issue discounts and market discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B
Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, prior to February 12, 2007, the Fund paid the Adviser an advisory fee at an annual rate of .65 of 1% of the Fund's average daily net assets applicable to common and preferred shareholders. As of February 12, 2007, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the Fund's average daily net assets applicable to common and preferred stockholders. Such fee is accrued daily and paid monthly.


24 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Notes to Financial Statements

The Adviser has voluntarily agreed to waive a portion of its fees or reimburse the Fund for expenses in the amount of .25% of the Fund's average daily net assets applicable to common and preferred shareholders for the first 5 full years of the Fund's operations, .20% for the period January 28, 2007 until February 12, 2007, .10% for year 6 (such waiver commencing February 12 of year
6) and .05% for year 7. The Fund commenced operations on January 28, 2002. For the six months ended April 30, 2007 the amount of such fees waived was $462,570.

Under the terms of a Shareholder Inquiry Agency Agreement with AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, the Fund reimburses ABIS for costs relating to servicing phone inquiries for the Fund.During the six months ended April 30, 2007, there was no reimbursement paid to ABIS.

NOTE C
Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended April 30, 2007, were as follows:

                                              Purchases           Sales
                                            =============     =============
Investment securities (excluding
  U.S. government securities)               $ 24,814,666      $ 27,199,133
U.S. government securities                            -0-               -0-

The cost of investments for federal income tax purposes, was substantially the same as the cost for financial repotings purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding swap transactions) are as follows:

Gross unrealized appreciation                                 $  26,697,383
Gross unrealized depreciation                                      (107,221)
                                                              -------------
Net unrealized appreciation                                   $  26,590,162
                                                              =============


1. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore,


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 25


the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities.

As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the statement of operations. Prior to November 1, 2003, these interim payments were reflected within interest income/expense in the statement of operations. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

2. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging the portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of the counterparty to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

NOTE D
Common Stock

There are 20,520,824 shares of common stock outstanding at April 30, 2007. During the six months ended April 30, 2007, the Fund issued 6,023 shares in connection with the Fund's dividend reinvestment plan. During the year ended October 31, 2006, the Fund issued 43,134 shares in connection with the Fund's reinvestment plan.


26 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Notes to Financial Statements

NOTE E
Preferred Stock

The Fund has authorized, issued and outstanding 7,800 shares of Auction Preferred Stock, consisting of 1,950 shares each of Series M, Series T, Series W and Series TH. The preferred shares have a liquidation value of $25,000 per share plus accumulated, unpaid dividends. The dividend rate on the Auction Preferred Stock may change generally every 7 days as set by the auction agent for Series M, T, W and TH. The dividend rate on the Series M is 3.94% effective through May 7, 2007. The dividend rate on the Series T is 3.85% effective through May 1, 2007. The dividend rate on the Series W is 3.88% effective through May 2, 2007. The dividend rate on the Series TH is 3.92% effective through May 3, 2007.

At certain times, the Preferred Shares are redeemable by the Fund, in whole or in part, at $25,000 per share plus accumulated, unpaid dividends.

Although the Fund will not ordinarily redeem the Preferred Shares, it may be required to redeem shares if, for example, the Fund does not meet an asset coverage ratio required by law or to correct a failure to meet a rating agency guideline in a timely manner. The Fund voluntarily may redeem the Preferred Shares in certain circumstances.

The Preferred Shareholders, voting as a separate class, have the right to elect at least two Directors at all times and to elect a majority of the Directors in the event two years' dividends on the Preferred Shares are unpaid. In each case, the remaining Directors will be elected by the Common Shareholders and Preferred Shareholders voting together as a single class. The Preferred Shareholders will vote as a separate class on certain other matters as required under the Fund's Charter, the Investment Company Act of 1940 and Maryland law.

NOTE F
Distributions To Common Shareholders

The tax character of distributions to be paid for the year ended October 31, 2007 will be determined at the end of the current fiscal year. The tax character of distributions paid to common shareholders during the fiscal years ended October 31, 2006 and October 31, 2005 were as follows:

                                                2006              2005
                                            =============     =============
Distributions paid from:
  Ordinary income                           $     33,460       $     42,667
  Tax exempt income                           20,374,316         20,347,113
                                            -------------     -------------
Total distributions paid                    $ 20,407,776       $ 20,389,780
                                            =============     =============


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 27


As of October 31, 2006, the components of accumulated earnings/(deficit) applicable to common shareholders on a tax basis were as follows:

Undistributed tax exempt income                                $    101,375
Accumulated capital and other losses                             (1,116,788)(a)
Unrealized appreciation/(depreciation)                           29,844,434(b)
                                                               ---------------
Total accumulated earnings/(deficit)                           $ 28,829,021(c)
                                                               ---------------

(a) On October 31, 2006, the Fund had a net capital loss carryforward of $1,116,788 of which $1,106,582 expires in the year 2011, and $10,206 expires in the year 2012. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. During the fiscal year ended October 31, 2006, the Fund utilized capital loss carryforwards of $337,555.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributed primarily to the difference between the book and tax treatment of swap income.

(c) The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G
Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk--Interest rate risk is the risk that changes in interest rates will affect the value of the Fund's investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund's investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative risks.

Leverage Risk--The Fund may use certain investment techniques that have increased risks. For example, the issuance of the Fund's preferred stock results in leveraging of the Common Stock, an investment technique usually considered speculative. The Fund utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. Leverage creates certain risks for holders of Common Stock, including higher volatility of both the net asset value and market value of the Common Stock and fluctuations in the dividend rates on the Preferred Stock will affect the return to holders of Common Stock. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. If the Fund were fully invested in longer-term securities and if short-term interest rates were to increase, then the amount of dividends paid on the preferred shares would increase and both net investment income available for distribution to the holders of Common Stock and the net asset value of the Common Stock would decline. At the same time, the


28 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


market value of the Fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the Fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the Fund's Common Stock may also decline.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H
Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the Office of the New York Attorney General ("NYAG") have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities. The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing and late trading practices that are the subject of the investigations mentioned above or the lawsuits described below. Please see below for a description of the agreements reached by the Adviser and the SEC and NYAG in connection with the investigations mentioned above.

Numerous lawsuits have been filed against the Adviser and certain other defendants in which plaintiffs make claims purportedly based on or related to the same practices that are the subject of the SEC and NYAG investigations referred to above. Some of these lawsuits name the Fund as a party. The lawsuits are now pending in the United States District Court for the District of Maryland pursuant to a ruling by the Judicial Panel on Multidistrict Litigation transferring and centralizing all of the mutual funds involving market and late trading in the District of Maryland (the "Mutual Fund MDL"). Management of the Adviser believes that these private lawsuits are not likely to have a material adverse effect on the results of operations or financial condition of the Fund.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 29


an Assurance of Discontinuation dated September 1, 2004 ("NYAGOrder"). Among the key provisions of these agreements are the following:

     (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

    (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds, commencing January 1, 2004, for a period of at least five years; and

   (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order contemplates that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

The shares of the Fund are not redeemable by the Fund, but are traded on an exchange at prices established by the market. Accordingly, the Fund and its shareholders are not subject to the market timing practices described in the SEC Order and are not expected to participate in the Reimbursement Fund. Since the Fund is a closed-end fund, it did not have its advisory fee reduced pursuant to the terms of the agreements mentioned above.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commissioner") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in certain of the complaints related to the lawsuits discussed above. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.


30 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Notes to Financial Statements

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early Setember 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P., Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Fund was not named as a defendant in the Aucoin Complaint. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 31


On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs' claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs' motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs' right to reinstate it at a later date.

The Adviser believes that these matters are not likely to have a material adverse effect on the Fund or the Adviser's ability to perform advisory services relating to the Fund.

NOTE I
Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board ("FASB") released FASB Interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157"). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.


32 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Notes to Financial Statements

NOTE J
Subsequent Events

On May 18, 2007, the Alliance National Municipal Fund (the "Fund") acquired all of the net assets of the ACM Municipal Securities Income Fund, pursuant to a plan of reorganization approved by the shareholders of ACM Municipal Securities Income Fund. On May 18, 2007, the acquisition was accomplished by a tax-free exchange of 8,132,697 common shares and 3,600 shares of Auction Preferred stock of the Fund for 11,145,261 common shares and 3,600 shares of Auction Preferred stock of ACM Municipal Income Securities Fund. The aggregate net assets applicable to common shareholders of the Fund and ACM Municipal Income Fund immediately before the acquisition were $313,569,265 and $124,260,444 (including $6,907,265 of net unrealized appreciation of investments). Immediately after the acquisition, the combined net assets applicable to common and preferred shareholders of the Fund amounted to $722,829,709.

On May 18, 2007, the Fund changed its name to AllianceBernstein National Municipal Income Fund, Inc.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 33


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                        Six Months
                                             Ended                                                                    January 28,
                                         April 30,                             Year Ended October 31,                 2002(b) to
                                              2007        ----------------------------------------------------------- October 31,
                                       (unaudited)             2006             2005             2004(a)       2003         2002
                                       -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period                       $15.58           $15.37           $15.49           $15.02        $14.81       $14.33
Income from Investment
  Operations
Net investment income(c)(d)                    .56             1.13             1.13             1.16          1.19          .74
Net realized and unrealized
  gain (loss) on investment
  transactions                                (.16)             .40             (.05)             .42           .03          .60
Dividends to preferred shareholders
  from net investment income
  (common stock equivalent
  basis)                                      (.17)            (.32)            (.20)            (.12)         (.13)        (.08)
Net increase in net asset value
  from operations                              .23             1.21              .88             1.46          1.09         1.26
Less: Dividends to common
  shareholders from
Net investment income                         (.40)           (1.00)           (1.00)            (.99)         (.87)        (.64)
Common stock offering costs                     -0-              -0-              -0-              -0-           -0-        (.03)
Preferred stock offering costs
  and sales load                                -0-              -0-              -0-              -0-         (.01)        (.11)
Net asset value, end of period              $15.41           $15.58           $15.37           $15.49        $15.02       $14.81
Market value, end of period                 $15.48           $15.09           $14.78           $14.18        $13.71       $13.48
Premium/(Discount)                             .45%           (3.15)%          (3.84)%          (8.46)%       (8.72)%      (8.98)%
Total Return
Total investment return based on:(e)
  Market value                                5.26%            8.88%           11.57%           11.01%         8.36%       (5.92)%
  Net asset value                             1.49%            8.10%            6.21%           10.69%         8.05%        8.14%
Ratios/Supplemental Data:
Net assets applicable to common
  shareholders, end of period
  (000's omitted)                         $316,180         $319,706         $314,716         $317,099      $307,560     $303,258
Preferred Stock, at redemption
  value ($25,000 per share
  liquidation preference)
  (000's omitted)                         $195,000         $195,000         $195,000         $195,000      $195,000     $195,000
Ratio to average net assets
  applicable to common
  shareholders of:
  Expenses, net of
    fee waivers(f)                            1.00%(g)          .96%             .97%             .97%          .95%         .95%(g)
  Expenses, before
    fee waivers(f)                            1.29%(g)         1.36%            1.37%            1.38%         1.36%        1.33%(g)
  Net investment income, before
    preferred stock dividends(d)(f)           7.27%(g)         7.38%            7.29%            7.63%         7.88%        6.73%(g)
  Preferred stock dividends                   2.21%(g)         2.05%            1.28%             .80%          .89%         .76%(g)
  Net investment income, net of
    preferred stock dividends(d)              5.06%(g)         5.33%            6.01%            6.84%         6.99%        5.97%(g)
Portfolio turnover rate                          5%               7%              18%              14%           11%          13%
Asset coverage ratio                           262%             264%             261%             263%          258%         255%


See footnote summary on page 35.


34 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


(a) As of November 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to November 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. For the year ended October 31, 2004, the effect of this change to the net investment income and the net realized and unrealized gain (loss) on investment transactions was less than $0.01 per share and the ratio of net investment income to average net assets was .00%.

(b) Commencement of operations. Net asset value immediately after the closing of the first public offering was $14.30.

(c)  Based on average shares outstanding.

(d)  Net of fees waived by the Adviser.

(e) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the period. Total investment return calculated for a period of less than one year is not annualized.

(f) These expense and net investment income ratios do not reflect the effect of dividend payments to preferred shareholders.

(g)  Annualized.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 35


SUPPLEMENTAL PROXY INFORMATION
(unaudited)

The Special Meeting of Stockholders of AllianceBernstein National Municipal Income Fund, Inc. ("the Fund") was held on February 22, 2007. A description of the proposal and number of shares voted at the meeting are as follows:

                                  Voted For          Against          Abstain
                             ------------------------------------------------
Issuance of the shares of         9,639,877          466,945          470,608
the Fund's common stock
in connection with the
proposed acquisition of all
the assets and assumption of
all the liabilities of ACM
Municipal Securities
Income Fund, Inc. by the
Fund.


36 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


BOARD OF DIRECTORS

Board of Directors

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President and Chief Executive Officer
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)
Marshall C. Turner, Jr.(1)
Earl D. Weiner(1)

OFFICERS(2)

Robert B. Davidson, III, Senior Vice President
Philip L.Kirstein, Senior Vice President and Independent Compliance Officer Douglas J. Peebles, Senior Vice President
Jeffrey S. Phlegar, Senior Vice President
Michael G. Brooks, Vice President
Fred S. Cohen, Vice President
Terrance T. Hults, Vice President
Emilie D. Wrapp, Secretary
Joseph J. Mantineo, Treasurer and Chief Financial Officer
Thomas R. Manley, Controller

Custodian

State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Preferred Stock:

Dividend Paying Agent, Transfer Agent and Registrar

The Bank of New York
101 Barclay Street - 7W
New York, NY 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

Common Stock:

Dividend Paying Agent, Transfer Agent and Registrar

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


(1) Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee.

(2) The day-to-day management of and investment decisions for the Fund are made by the Municipal Bond Investment Team. The investment professionals with the most significant responsibility for the day-to-day management of the Fund's portfolio are: Michael G. Brooks, Fred S. Cohen, Robert B. Davidson III and Terrance T. Hults.

Notice is hereby given in accordance with Section 23(c) of the Investment CompanyAct of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements therein, is transmitted to the shareholders of Alliance National Municipal Income Fund for their information.This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report.

Annual Certifications--As required, on April 20, 2006, the Fund submitted to the New York Stock Exchange ("NYSE") the annual certification of the Fund's Chief Executive Officer certifying that he is not aware of any violation of the NYSE's Corporate Governance listing standards. The Fund also has included the certifications of the Fund's Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act of 2002 as exhibits to the Fund's Form N-CSR filed with the Securities and Exchange Commission for the annual period.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 37


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The disinterested directors (the "directors") of Alliance National Municipal Income Fund, Inc. (the "Fund") unanimously approved the continuance of the Advisory Agreement (amended to reduce the contractual fee rate by 10 basis points as discussed under "Advisory Fee and Other Expenses" below) with the Adviser at a meeting held on February 7-8, 2007.

Prior to approval of the continuance of the Advisory Agreement, the directors requested and received and evaluated extensive materials from the Adviser. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser who advised on the relevant legal standards. The directors also discussed the proposed continuance in five private sessions with counsel and the Fund's Independent Compliance Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser's integrity and competence they have gained from that experience, the Adviser's initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser's willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee reduction approved at the meeting, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors' determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to


38 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


performing services for the Fund. They also noted the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser. The directors also considered that a provision in the Advisory Agreement for the Fund provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. The directors noted that the Adviser has not requested such reimbursements from the Fund. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses indicating the profitability of the Fund to the Adviser for calendar years 2004 and 2005 that had been prepared with an updated expense allocation methodology arrived at in consultation with an independent consultant. The directors noted that the updated expense allocation methodology differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data. The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes. The directors concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors also noted that a subsidiary of the Adviser provides certain shareholder services to the Fund and receives compensation from the Fund for such services. The directors recognized that the Adviser's profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 39


Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information prepared by the Adviser showing performance of the Fund as compared to other funds in the Lipper General Municipal Debt Funds Average (Leveraged) (the "Lipper Average") for periods ended June 30, 2006 over the year to date ("YTD"), 1- and 3-year and since inception periods (January 2002 inception) and for each of the last three calendar years, and as compared to the Lehman Brothers Municipal Bond Index (the "Index") for periods ended June 30, 2006 over the YTD, 1- and 3-year and since inception periods. The directors noted that in the Lipper Average comparison, the Fund's performance was above the Lipper medians in all periods reviewed. The directors further noted that the Fund outperformed the Index in all periods reviewed. The directors noted that the Fund utilizes leverage whereas the Index is not leveraged. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the latest fiscal period actual advisory fees paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund. The directors also took into account their general knowledge of advisory fees paid by open-end and closed-end funds that invest in fixed-income municipal securities. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors noted that in connection with the settlement of the market timing matter with the New York Attorney General in December 2003, the Adviser agreed to material reductions (averaging 20%) in the fee schedules of most of the open-end funds sponsored by the Adviser and that such open-end funds had benefited from such fee reductions since 2004.

The Adviser informed the directors that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The directors reviewed information in the Adviser's Form ADV and noted that it charges institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involved investments in securities of the same type that the Fund invests in (i.e., fixed income municipal). They had previously received an oral presentation from the Adviser that supplemented the information in the Form ADV. The Adviser reviewed with the directors the significantly greater scope of the services it provides the Fund relative to institutional clients. In light of this information, the directors did not place significant weight on these fee comparisons.


40 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


The directors also considered the total expense ratio of the Fund in comparison to the fees and expenses of funds within two comparison groups created by
Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the Fund's investment classification/objective. The expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio and reflected fee waivers and/or expense reimbursements as contemplated in the prospectus for the Fund's initial public offering. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's provision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The information reviewed by the directors showed that the Fund's latest fiscal year actual advisory fees of 64.5 basis points was significantly lower than the Expense Group and Expense Universe medians. The directors noted that Lipper calculates the fee rate based on the Fund's net assets attributable to common stockholders, whereas the Fund's Advisory Agreement provides that fees are computed based on average daily net assets (i.e., including assets supported by the Fund's preferred stock). The directors also noted that the Fund's fee rate reflects a fee waiver arrangement that provides for the waiver amount to be gradually reduced over four years commencing after the fifth full year of operations of the Fund, and that the Fund commenced operations in January 2002. The directors noted that the Adviser, in response to a request from the directors, had agreed in November 2006 to a reduction to the Fund's contractual advisory fee rate from .65% to .55% such that when the waivers have been fully phased out the fee rate payable by the Fund will be 10 basis points less than it otherwise would have been. Finally, the directors noted that the Fund's total expense ratio was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors considered that the Fund is a closed-end fund and that it was not expected to have meaningful asset growth as a result. In such circumstances, the directors did not view the potential for realization of economies of scale as the Fund's assets grow to be a material factor in their deliberations. The directors noted that if the Fund's net assets were to increase materially as a result of, e.g., an acquisition or rights offering, they would review whether potential economies of scale would be realized. They further noted that the Fund's pending acquisition subject to stockholder approvals, of all of the assets and liabilities of ACM Municipal Income Fund, Inc., was one of the reasons they have requested a reduction in the Fund's contractual fee rate.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 41


SUMMARY OF GENERAL INFORMATION

Shareholder Information

Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of The Wall Street Journal under the abbreviation "Alliance NA." The Fund's NYSEtrading symbol is "AFB". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan

A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call Equiserve Trust Company at (800) 219-4218.


42 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS ALLIANCEBERNSTEIN FAMILY OF FUNDS


AllianceBernstein Family of Funds

-----------------------------------------
Wealth Strategies Funds
-----------------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

-----------------------------------------
Blended Style Funds
-----------------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

-----------------------------------------
Growth Funds
-----------------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund
International Research Growth Fund

-----------------------------------------
Value Funds
-----------------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Small/Mid Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Real Estate Investment Fund*
Global Value Fund
International Value Fund

-----------------------------------------
Taxable Bond Funds
-----------------------------------------
Global Government Income Trust
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Intermediate Bond Portfolio
Short Duration Portfolio
U.S. Government Portfolio

-----------------------------------------
Municipal Bond Funds
-----------------------------------------
National             Michigan
Insured National     Minnesota
Arizona              New Jersey
California           New York
Insured California   Ohio
Florida              Pennsylvania
Massachusetts        Virginia

-----------------------------------------
Intermediate Municipal Bond Funds
-----------------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

-----------------------------------------
Closed-End Funds
-----------------------------------------
All-Market Advantage Fund
AllianceBernstein Global High Income Fund*
AllianceBernstein Income Fund*
AllianceBernstein National Municipal Income Fund*
ACM Managed Dollar Income Fund
ACM Managed Income Fund
California Municipal Income Fund
New York Municipal Income Fund
The Spain Fund

-----------------------------------------
Retirement Strategies Funds
-----------------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

* Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

** An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND o 43


NOTES


44 o ALLIANCE NATIONAL MUNICIPAL INCOME FUND


Privacy Notice (This information is not part of the Shareholder Report.)

AllianceBernstein L.P., the AllianceBernstein Family of Funds and AllianceBernstein Investments, Inc. (collectively, "AllianceBernstein" or "we") understand the importance of maintaining the confidentiality of our clients' nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we may collect information about clients from sources, including: (1) account documentation, including applications or other forms, which may contain information such as a client's name, address, phone number, social security number, assets, income, and other household information, (2) clients' transactions with us and others, such as account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data, and online information collecting devices known as "cookies."

It is our policy not to disclose nonpublic personal information about our clients (or former clients) except to our affiliates, or to others as permitted or required by law. From time to time, AllianceBernstein may disclose nonpublic personal information that we collect about our clients (or former clients), as described above, to non-affiliated third parties, including those that perform processing or servicing functions and those that provide marketing services for us or on our behalf under a joint marketing agreement that requires the third party provider to adhere to AllianceBernstein's privacy policy. We have policies and procedures to safeguard nonpublic personal information about our clients (and former clients) that include restricting access to such nonpublic personal information and maintaining physical, electronic and procedural safeguards, that comply with applicable standards, to safeguard such nonpublic personal information.


ALLIANCE NATIONAL MUNICIPAL INCOME FUND
1345 Avenue of the Americas
New York, NY 10105
800.221.5672

     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS

ANMIF-0152-0407


ITEM 2.  CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 8.   PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.  CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.       DESCRIPTION OF EXHIBIT

12 (b) (1)        Certification of Principal Executive Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)        Certification of Principal Financial Officer Pursuant to
                  Section 302 of the Sarbanes-Oxley Act of 2002

12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant):  AllianceBernstein National Municipal Income Fund, Inc.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date:     June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:    /s/ Marc O. Mayer
       -----------------
       Marc O. Mayer
       President

Date:    June 29, 2007

By:    /s/ Joseph J. Mantineo
       ----------------------
       Joseph  J. Mantineo
       Treasurer and Chief Financial Officer

Date:    June 29, 2007